UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 0-20707
reported): March 31, 1996


                     COLONIAL REALTY LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)



                Delaware                              63-1098468
        (State of organization)                      (IRS Employer
                                                  Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)







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                       COLONIAL REALTY LIMITED PARTNERSHIP


Item 5. Other Events


The Registrant adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" (SFAS 128) effective with its Form 10-K for the year ending December 31, 1997. The Registrant is filing as exhibits to this Form 8-K amended Financial Data Schedules for interim periods in 1997 and 1996, and for the year ending December 31, 1996. The Registrant has calculated earnings per share
(unit) amounts in accordance with SFAS 128 and entered basic and diluted amounts in place of primary and fully diluted, respectively.






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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLONIAL REALTY LIMITED PARTNERSHIP,
                                      a Delaware limited partnership

                                   By: Colonial Properties Holding Company, Inc.
                                           its general partner




Date:  March 31, 1998               /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer
                                    (Duly Authorized Officer
                                    and Principal Financial Officer)




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                       COLONIAL REALTY LIMITED PARTNERSHIP


Index to Exhibits


 Exhibits

27.Q196        Financial  Data  Schedule - 1st Quarter  1996
27.Q296        Financial  Data Schedule - 2nd Quarter 1996
27.Q396        Financial  Data Schedule - 3rd Quarter 1996
27.1996 Annual Financial Data Schedule - Year Ending  December 31, 1996
27.Q197        Financial Data Schedule - 1st Quarter 1997
27.Q297        Financial Data Schedule - 2nd Quarter 1997
27.97Q3        Financial Data Schedule - 3rd Quarter 1997